OFFICE LEASE


THIS OFFICE LEASE made and is entered into by and between Landlord and Tenant (as defined below) on the lease date (as defined below). Landlord and Tenant agree:

1.   BASIC LEASE INFORMATION

     1.1 Basic Lease Information. In addition to the terms that are defined elsewhere in this lease, these terms are used in this lease:

          (a)  LEASE DATE:   April 1, 1994

          (b)  LANDLORD:     IBM Corporation

          (c)  LANDLORD'S ADDRESS:  Attn:  Regional Manager
                                    IBM Plaza, Suite 3100
                                    Chicago, IL 60611

               With a copy to:      Attn:  IBM Counsel
                                    208 Harbor Plaza
                                    Stamford, CT 06904

          (d)  TENANT:              SCT Public Sector, Inc.

          (e)  TENANTS ADDRESS:     4 Country View Road
                                    Malvern, PA 19355
                                    Attn:  Tenants General Counsel

               With a copy to:      President
                                    1733 Harrodsburg Road
                                    Lexington, KY 40503

          (f)  BUILDING ADDRESS:    1733 Harrodsburg Road
                                    Lexington, KY 40503

          (g)  PREMISES:  The premises shown on Exhibit A to this lease, known as Suite 100 located on the first floor

          (h)  RENTABLE AREA OF THE PREMISES: 28,623 rentable square feet

          (i)  RENTABLE AREA OF THE BUILDING: 61,969 rentable square feet

          (j)  TENANT'S SHARE: 47%

          (k)  TERM:      5 years (60 months)

          (l)  COMMENCEMENT DATE:    April 1, 1994

          (m)  TERM EXPIRATION DATE: March 31, 1999

          (n)  MONTHLY RENT:  Year 1 = $30,411.94
                              Year 2 = $31,008.25
                              Year 3 = $31,008.25
                              Year 4 = $31,008.25
                              Year 5 = $31,008.25

          (o)  ABATEMENT:     One (1) month to be received the month of
                              April, 1994

          (p)  RATE:          $12.75 PSF/Year 1
                              $13.00 PSF/Years 2 through 5

          (q)  OPERATING EXPENSES BASE:  1994 Actuals

          (r)  SECURITY DEPOSIT:   One (1) month's rent due upon execution
                                   of lease.  To be applied as a credit to
                                   Tenant's 12th month rental.

          (s)  PARKING SPACES:     130 unreserved spaces

          (t)  BROKER:   The Galbreath Company
                         The Haymaker Company - Tenant Broker


     1.2  Definitions:

          (a) ADDITIONAL RENT: Any amounts that this lease requires Tenant to pay in addition to monthly rent.

          (b) BUILDING: The building located on the land known as 1733 Harrodsburg Road, and of which the premises is located.




Landlord Initials:____________              Tenant Initials:____________


                INTERNATIONAL BUSINESS MACHINES CORPORATION

                                 LANDLORD




                                    AND



                          SCT PUBLIC SECTOR, INC.

                                  TENANT




                             LEASE TO PREMISES

Dated:___________


                             TABLE OF CONTENTS



TITLE                                             PARAGRAPH         PAGE

Alterations.........................................  4
Assignment, Subletting and Recapture................  3
Brokerage Commission................................ 32
Care of Premises....................................  2
Casualty............................................ 18
Certain Rights Reserved to Landlord.................  9
Condition of Premises............................... 21
Default............................................. 15
Default Under other Leases.......................... 10
Eminent Domain...................................... 17
Estoppel Certificate................................ 31
Hazardous Material.................................. 28
Holding Over........................................ 12
Insurance........................................... 29
Increase or Decrease of Base Rent................... 20
Landlord's Title....................................  8
Limitation on Liability............................. 30
Mechanics' Liens.................................... 16
Miscellaneous....................................... 25
Notice..............................................  7
Parties.............................................                1
Possession.......................................... 23
Premises............................................                1
Quiet Enjoyment..................................... 24
Rent................................................                1
Restrictions on Use................................. 26
Rules............................................... 13
Save Harmless....................................... 22
Security............................................ 27
Services and Utilities..............................  6
Signs...............................................  5
Subordination....................................... 14
Term................................................                1
Use.................................................                1
Waiver of Claims.................................... 11
Waiver of Subrogation............................... 19

Rider A - Rules and Regulations
Rider C - Tenant Improvement Agreement
Exhibit A - Floor Plan

Parties This Lease, made the 25th day of October, 1993, between International Business Machines Corporation, a New York corporation, having its principal office at Armonk, New York, hereinafter called the Landlord, and SCT PUBLIC SECTOR, INC. hereinafter called the Tenant.

               W I T N E S S E T H

Premises That the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the following described premises (hereinafter called the "Premises") outlined an Exhibit A (28,623 Rentable Square
               Feet) hereto, in the Building (hereinafter called the "Building") located on the 1ST floor of 1733 Harrodsburg Road, Lexington, Kentucky 40503.

Use To be used and occupied by the Tenant for use as a software/data processing sales office and for no other purpose,

               Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's permitted uses.

Term For a term to commence on April 1,1994, and to end on March 31,1999, unless sooner terminated as hereinafter provided. Without limiting the foregoing however, Tenant shall have the option to renew this lease upon all terms and conditions herein, for an additional five (5) year term (Renewal Option), by advising Landlord in writing at least six months Prior to the expiration, of the initial term that Tenant is so exercising the renewal option. The annual base rent during the Renewal option term shall be an amount equal to ninety percent (90%) of the then current fair market value for the premises as determined in good faith by both parties. In no event shall the renewal rate be leas than the initial rental rate.

Parking Landlord shall make available to the Tenant and their visitors the use of not more than 130 unreserved surface parking spaces located within the attached surface lot, at no additional fee therefore.

Rent           The parties hereto do hereby agree and covenant as follows:

               1.   (a)  The Tenant shall pay during the first year of the
                         initial lease term the annual base rent of $364,943.25 payable in monthly installments in advance of $30,411.94. (The first monthly rental payment due for April 1994 shall be abated by Landlord.)

                    (b) The Tenant shall pay during the remaining initial lease term (months 13 thru 60) the annual base rent of $372,099.00 payable in monthly installments in advance of $31,008.25 each on the first day of every calendar month during the term hereof (said payment shall not be considered late until the 5th day of any calendar month); except that the rent for the first month of the term, and for any period prior to the first complete calendar 'month, shall be payable upon execution of this Lease. The last monthly installment payment shall include rent for the last calendar month plus rent for the remaining days to the end of the term. Rent for any period of less than one month shall equal 1/30 of the monthly rent for each day of such period.

                    (c) The Tenant will pay said rent without deduction, set off or demand to Scribcor Inc., Agent for IBM Lease Administration, 400 North Michigan Ave., Chicago, Illinois 60611 or to such other person or at such other place as the Landlord may designate in writing. Checks for the payment of rent shall be made payable to IBM CORPORATION. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this, Lease or at law or in equity provided.

Care of        2.   (a)  The Tenant will take good care of the Premises
Premises                 and the Building fixtures and appurtenances, and
                         all alterations, additions and improvements to them; will repair all damage to the same resulting from the negligent or willful acts of the Tenant, its employees, agents, or invitee; will suffer no waste, or injury; will execute and comply with all laws, rules, orders, ordinances and regulations, at any time issued or enforced by any lawful authority, applicable to the Tenant's use or occupancy of the Premises; and will repair, at or before the end of the term, all injury done by the installation or removal of furniture and property.

                    (b) At any time or times, the Landlord, either voluntarily or pursuant to governmental requirements, may, at the Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof, including the Premises, and, during operations, may close entrances, doors, corridors, elevators or other facilities, all without any liability to the Tenant by reason of interference inconvenience, or annoyance. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby Building, land, street, or alley.

                    (c) In no event shall the Tenant assume any financial participation in Landlord cost of structural repairs and or maintenance.

Assignment,    3.   (a)  Without the prior written consent of Landlord,
Subletting               Tenant shall not, either voluntarily or by
and Recapture            operation of law assign, encumber or otherwise
                         transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees. For purposes of this section, an assignment shall include any transfer of any interest in this Lease or the Premises by Tenant pursuant to a merger, division, consolidation with any entity other than a legal entity controlled by, controlling, or under common control with Systems and Computer Technology
                         Corporation ("Parent") of which Parent Tenant is a wholly owned subsidiary, or liquidation, or pursuant to change in ownership of Tenant involving a transfer of voting control in Tenant
                         (whether by transfer of partnership interests, corporate stock or otherwise). If Tenant desires to assign this Lease or any interest herein, or to sublet all or any part of the Premises, then at least sixty (60) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenants request for Landlord consent:

                         (1) A statement containing: (i) the name and address of the proposed assignee or subtenant; (ii) such financial and other information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed for the Premises; and (iv) all of the principal terms of the proposed assignment or subletting; and

                         (2) All documentation then available related to the proposed assignment or sublease (copies of final executed documentation to be furnished by Tenant prior to the effective date).

                         At any time within thirty (30) days after Landlord's receipt of all (but not less than all) of the information and documents described above, Landlord may, at its option by written notice to Tenant, elect to: (i) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (ii) take an assignment of the Lease upon the same terms as those offered to the proposed assignee; or (iii) terminate the Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the rent payable hereunder if the Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the proceeding sentence, then, during the above described thirty (30) day period, Landlord shall either consent or deny its consent to the proposed assignment or subletting.

                         Landlord's consent shall not be unreasonably withheld or delayed; but, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the business and operations of the proposed assignee or subtenant are not of comparable quality to the business and operations being conducted by other tenants in the Building; (iii) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under this Lease; (iv) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant occupies space in the Building, or is negotiating with Landlord to lease space in the Building; (v) the proposed assignee or subtenant is disreputable; or (vi) the use of the Premises or the Building by the proposed assignee or subtenant would, in Landlord's reasonable judgment, signifi-cantly increase the pedestrian traffic in and out of the Building, increase the utility or service requirements of Landlord or otherwise impact the common facilities or other tenants in the Building, or would require any alterations to the Building to comply with applicable laws.

                    (b) Any subletting or assignment hereunder shall not release or discharge the Tenant of or from any liability, whether past, present or future, under this Lease and the Tenant shall continue fully liable hereunder and shall be liable to the Landlord for all costs incurred by the Landlord at the request of and for a subtenant or assignee. The subtenant or subtenants or assignee or assignees shall agree to comply with and be bound by all the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and shall not assign the sublease or sublet the Premises or any part thereof, or allow any transfer thereof, or any lien upon the subtenant's interest, without the prior written consent of International Business Machines Corporation, which consent IBM shall not unreasonably withhold or delay, and the Tenant shall deliver to the Landlord promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or subtenants or assignee or assignees.

                    (c) Any sale, assignment, mortgage, transfer, or subletting of this Lease which is not in compliance with the provisions of this Paragraph shall be of no effect and void.

                    (d) The Landlord may assign this Lease and shall not be liable for obligations thereafter accruing hereunder; provided that the Landlords assignee shall assume the Landlord's obligations hereunder accruing on or after the date of assumption.

                    (e) In the event that Landlord consents to any assignment or sublease of any portion of the Premises, as a condition of Landlord's consent, if Landlord so elects to consent, Tenant shall pay to Landlord any reasonable attorney fees and reasonable related expenses incurred by Landlord in connection with each such assignment or each sublease consented to by Landlord.

                         If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

                    (f) The consent by Landlord to any assignment or subletting shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord to any further assignment or subletting. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder, and collection of the rent from a person other than Tenant shall not be deemed a waiver of any of Landlord's rights under this Paragraph, an acceptance of the assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease.

Alterations    4.   (a)  With the express exception of the improvements
                         hereinafter described (which Improvements Landlord shall provide the Tenant from the fit-up allowance of $15.00 per square foot provided for hereinafter), the Tenant shall not make or permit anyone to make any material alterations in or additions or improvements to the Premises or install any equipment of any kind that will require any alteration or addition to, or the use of, the water, heating, air conditioning or electrical or other Building systems or equipment, without the Landlord's advance written consent in each instance. The Landlord's decision to refuse such consent shall be conclusive. If the Landlord consents to such alterations or additions and, in the course of the improvements, before commencement of the work or delivery of any materials onto the Premises or into the Building, the Tenant shall furnish the Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits, waivers of lien, and indemnification in form and amount satisfactory to use Landlord against claims, costs, damages, liabilities, and expenses. All additions and alterations shall be installed in a good, workmanlike manner and only new, high grade materials which are in accordance with the Building standards shall be used whether the Tenant furnishes the Landlord the foregoing or not, the Tenant hereby agrees to indemnify and hold the Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses of every kind and description which may arise out of or be connected in any way with said alterations or additions or the installation thereof. Before commencing any work in the Premises, the Tenant shall furnish the Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring the Landlord against any and all claims, costs, damages, liabilities and expenses, which may arise out of or be connected in any way with said additions or alterations or the installation thereof, Except as otherwise provided for hereinabove, the Tenant shall pay the cost of all such alterations and additions and also the cost of decorating the Premises occasioned by such alterations and additions.
                         Upon completing any alterations or additions, the Tenant shall furnish the Landlord with contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all local ordinances and regulations, and with the requirements of all statutes and regulations of the State (or any department or agency thereof) in which the Building is located.
                         The Tenant shall permit the Landlord to supervise construction operations in connection with these alterations or additions if the Landlord requests to do so. The privilege herein granted to the Tenant to make alterations or additions to the Premises is conditioned upon the Tenant's contractors, workmen and employees working in harmony and not interfering with the workmen, employees and contractors of the Landlord or of any other tenant. All alterations, additions, hardware, nontrade fixtures and all improvements, temporary or permanent, in or upon the Premises, whether placed there by the Landlord or the Tenant, shall, unless the Landlord requests their removal, became the Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to the Tenant.
                         If the Landlord requests removal of work (other than Building standard items as described in the Landlord's standard form of workletter in use at the time of execution of this Lease) whether installed by the Landlord or this Tenant before or after the start of the term, or if the Landlord requests removal of additions, alterations, hardware, nontrade fixtures or improvements installed or made by the Tenant, the Tenant shall remove the same prior to the conclusion of the term and the Tenant shall repair all damage to the Premises caused by such removal. The Tenant shall not be required to remove pipes and wires concealed in the floors, walls, or ceilings, provided that the Tenant properly cuts and caps the sane and seals them off in a safe, lawful, and workmanlike manner. If, upon the Landlord's request, the Tenant does not remove said things, the Landlord may remove the same and repair all damage and the Tenant shall pay to the Landlord upon demand the cost of such removal and repair of all damage. The Tenant shall remove the Tenant's furniture, machinery, safe or safes, trade fixtures and other items of personal property of every kind and description from the Premises prior to the end of the term, however ended. If not so removed, the Landlord may request their removal, and if the Tenant does not remove them, the Landlord may do so and the Tenant shall pay the Landlord upon demand the cost of such removal and repair of all damage. If the Landlord does not request their removal, all such items shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

                         Except in connection with the improvements
                         (initial space fit-up) for which the Tenant shall contract independently with a construction manager, Tenant shall also pay to Landlord a percentage of the cost of such work sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord involvement with such work.

                    (b) Landlord to make available without cost or warranty to the Tenant a Liebert unit, computer room flooring and miscellaneous materials used in the construction of the current computer room located on the second floor of 1733 Harrodsburg Road.

Signs          5.   The Tenant, at Tenant's sole cost is hereby permitted
                    to affix reasonable corporate signage to displayed outside the Tenants main entrance or inside the Tenant suite. All such signage must be approved by the Owner/
                    Landlord and meet with all governmental signage ordinance.

                    The Tenant's name shall be affixed to the directory board to be provided by the Landlord and on the entrance doors of the Premises, but only in such size, color and style as the Landlord may approve.

                    Upon Tenant occupancy 1733 Harrodsburg Road (the Building) will no longer be identified as the IBM Building and shall be renamed by Landlord to a generic identity.

Services and   6.   (a)  The Landlord shall provide:
Utilities
                         (1)  JANITOR SERVICE in and about the Premises,
                              Saturdays, Sundays and holidays recognized by the Landlord excepted. The Tenant shall not provide any janitor service without the Landlord's written consent. If the Landlord's consent be given, such janitor service shall be subject to the Landlord's supervision but at the Tenant's sole cost and responsibility. The Tenant shall not provide any janitor service in the Premises except through a janitor contractor or employees satisfactory to the Landlord.

                         (2) HEAT AND AIR CONDITIONING daily from 8:00 a.m. to 9:00 p.m., Saturdays, Sundays and holidays recognized by the Landlord excepted, whenever heat or air conditioning shall, in the Landlord's sole judgment, be required for the comfortable occupation and use of the Premises,. Whenever heat generating machines or equipment or lighting fixtures other than Building standard lighting fixtures are used in the Premises and affect the temperature otherwise maintained by the Building air conditioning system, the Landlord may install supplementary air conditioning units in or for the benefit of the Premises, and the cost of installation, operation and maintenance thereof shall be paid by the Tenant to the Landlord upon billing by the Landlord as additional rent.

                         (3) WATER from municipal mains for drinking, lavatory and toilet purposes, drawn through fixtures installed by the Landlord or by the Tenant with the Landlord's written consent. The Tenant shall pay, at rates fixed by the Landlord, for water used for supplementary air conditioning or refrigeration installed by or for the Tenant, or for any purpose other than drinking, lavatory and toilet purposes.

                         (4) ADEQUATE PASSENGER ELEVATOR SERVICE (if the Building contains an elevator) in common with other tenants at all times, and FREIGHT ELEVATOR SERVICE in common with other tenants daily from 8:00 a.m. until 6:00 p.m., Saturdays, Sundays, and holidays recognized by the Landlord excepted, subject to scheduling by the Landlord. Freight elevator service at other times and elevators with attendants shall be optional with the Landlord, and if provided, shall never be deemed a continuing obligation of the Landlord.

                         (5) ELECTRICITY for Building standard lighting fixtures and for the Tenant's incidental uses, daily from 8:00 a.m. to 9:00 p.m., Saturdays, Sundays and holidays recognized by the Landlord excepted. With respect to such incidental uses, electricity, will be furnished in the Premises by the Landlord to the Tenant without charge provided that (1) the connected electrical load of the incidental use equipment does not exceed an average of one watt per square foot of the Premises; (2) the electricity so furnished for incidental uses will be at nominal 120 volt single phase and that no electrical circuit for the supply of such incidental use will have a current capacity exceeding 15 amperes and (3) such incidental electricity will be used only f or equipment and accessories normal to office usage such as typewriters, calculating machines, and other standard machines of similar low electrical consumption. If the Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, including electricity for machines such as electronic data processing equipment, special lighting fixtures or HVAC, the Tenant shall pay the Landlord upon billing for the cost of such excess electricity as additional rent. The Landlord reserves the right to require the Tenant to procure any excess requirements at the Tenant's expense by arrangement with the local utility furnishing electricity to the Building. The Tenant shall also pay the Landlord for the cost of installing an electrical mater if reasonably deemed necessary by the Landlord or any additional risers or other facilities that may be necessary to furnish such excess electricity to the Premises.

                    (b) The Landlord does not warrant that any of the services above mentioned will be free from interruption caused by war, insurrection, civil commotion, riots, acts of God or the enemy of Government action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies, or any other cause or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease.

                    Notwithstanding anything to the contrary in this Paragraph or elsewhere in this Lease, Landlord shall have the right to reasonably institute such policies, programs and measures as may be necessary or desirable, in Landlord's discretion, for the conservation and/or preservation of energy or energy-related services, or as may be required to comply with any applicable codes, rules and regulations, whether mandatory or voluntary.

Notice         7.   Any notice, request, communication or demand under this
                    Lease shall be in writing and shall be considered properly delivered when addressed as hereinafter provided, given or served personally or by registered or certified mail (return receipt requested) and deposited in the United States general or branch post office. Any notice, request, communication or demand by the Landlord to the Tenant shall be addressed to the Tenant in care of its President at the Premises (or, prior to the date the Tenant first occupies any portion of the Premises, at the address of the Tenant set forth on Page 1 of this Lease) until otherwise directed in writing by the Tenant. A copy of all such notices to Tenant shall also be sent to Tenant's general counsel, at 4 Country View Road, Malvern, PA 19355, or at such other address as Tenant may hereinafter direct. Any notice, request, communication or demand by the Tenant to the Landlord shall be addressed to the Landlord's
                    Building Manager at the Building with copies addressed simultaneously to the Landlord, attention of the IBM
                    Division Counsel, Corporate Real Estate Staff, 208
                    Harbor Drive, Stamford, Connecticut 06904 and simultaneously to the attention of the Regional
                    Manager, One IBM Plaza, Suite 3100, Chicago, Illinois
                    60611 until otherwise directed in writing by the Landlord. Rejection or other refusal to accept a notice, request, communication or demand or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice, request, communication or demand or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice, request, communication or demand sent.

Landlord's     8.   The Landlord's title is and always shall be paramount
Title               to the title of the Tenant, and nothing herein
                    contained shall empower the Tenant to do any act which shall encumber the title of the Landlord.

Certain Rights 9.   (a)  The Landlord reserves the following rights:
Reserved to
Landlord                 (1)  To change the name or street address of the
                              Building without notice or liability of the Landlord to the Tenant.

                         (2) To install and maintain a sign or signs on the exterior of the Building.

                         (3) During last ninety (90) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy.

                         (4)  To constantly have pass keys to the Premises.

                         (5) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; excepting specifically that, during the term (or any extension thereof), Landlord shall not permit any person or entity to lease, occupy or otherwise possess a subordinate interest in or to the premises, the building, or any portion(s) thereof, whose primary business is to provide software and/or data processing services to the local government, utility and/or higher education marketplaces other than TMD or any of its wholly owned subsidiaries.

                         (6)  To exhibit the Premises to others.

                         (7)  To take any and all measures, including
                              inspections, impairs, alterations, additions and improvements to the Premises or to the Building, as may be reasonably necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building.

                         (8) To approve the weight, size and location of safes, vaults, vertical files and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal live load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord. Movements of Tenant's property into or out of the Building or Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building or Premises.

                         (9) To establish controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into and out of the Building and Premises and all persons using the Building after normal office hours.

                         (10) To regulate delivery and service of supplies
                              and the usage of the loading docks,
                              receiving; areas and freight elevators.

                    (b) The Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant.

Default Under  10.  If the term of any lease made by the Tenant for any
Other Leases        space in the Building, other than this Lease, shall be
                    terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall constitute a default under this Lease and shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

Waiver of      11.  To the extent permitted by law, the Tenant
Claims              releases the Landlord and the Landlord's agents,
                    servants and employees, and the Landlord's manage-ment contractor for the Building, and its agents, servants and employees from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Building or Premises resulting from the Building or Premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, including the Landlord and the Landlord's agents, servants and employees, and the Landlord's management contractor for the Building, and its agents, servants and employees. This Paragraph 11 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noises, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or results from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the Premises or to the Building or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damages caused by its act or neglect if the Landlord or the Tenant has recovered the full amount of the damages from insurance, and the insurance company has waived in writing its rights of subrogation against the Tenant. All property belonging to the Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of the Tenant or other occupant only, and the Landlord shall not be liable for damages thereto or theft or misappropriation thereof.

Holding Over   12.  If the Tenant retains possession of the Premises or any part thereof after the termination of the term by lapse of time or otherwise, the Tenant shall pay the Landlord rent at double the rate of rental specified in this Lease for the time the Tenant thus remains in possession, and in addition thereto, shall pay the Landlord all damages sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term by, lapse of time or otherwise, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, in lieu of double rent, constitute a renewal of this Lease for one year.
                    The provisions of this Paragraph do not waive the Landlord's rights of reentry or any other rights hereunder.

Rules          13.  The Tenant shall observe faithfully and comply strictly with the rules and regulations attached to this Lease and made a part thereof as Rider A, and such other rules and regulations, promulgated from time to time by the Landlord, as in the Landlord's judgment are necessary for the safety, care and cleanliness of the Building or for the preservation of good order therein.
                    The Landlord will not be liable to the Tenant for violation of such rules and regulations by any other tenant, its servants, employees, agents, visitors, customers, invitee, or licensees.

Subordination  14.  This Lease shall be subordinate and subject at all times to all ground or underlying leases and to any mortgage or deed of trust covering the Premises or which at any time thereafter shall be made, and to all renewals, modifications, consolidations, or replacements thereof, and to all advances made, or hereafter to be made, upon the security of any such mortgage or deed of trust, and the Tenant shall execute such further instruments subordinating this Lease to any such mortgage or deed of trust as the Landlord shall request.

                    In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease, Tenant will not sue for such damages or exercise any such right to terminate until (i) it shall have given written notice of the act or omission to Landlord and to the holders(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises or of any ground or underlying lease, if the name and address of such holder(s) have been furnished to Tenant, and (ii) a reasonable period of time, in light both of the time required to effect a remedy and of the impact of the act or omission on Tenant's business operations on the Premises, for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and such holder(s), or either of them, and their agents or employees, will be entitled to enter upon the Premises and do therein whatever may be necessary to remedy the act or omission.

Default        15.  (a)  All rights and remedies of the Landlord herein
                         enumerated shall be cumulative, and none shall exclude any other (a) The occurrence of any one or more of the following events shall constitute a default by the Tenant and a breach of this Lease:
                         (i) The Tenant fails to make a payment of rent or any other payment of money as and when the same shall become due and payable hereunder and such failure shall continue for more than five (5) consecutive days after notice by the Landlord, or
                         (ii) the Tenant fails to promptly and fully perform or observe any of the other covenants, agreements, rules and regulations, terms or conditions in this Lease to be performed or observed by the Tenant and such failure shall continue for more than twenty (20) consecutive days after notice by the Landlord Specifying the nature of such failure, or if the failure so specified shall be of such a nature that the sane cannot be reasonably cured or remedied within said twenty (20) day period, the Tenant shall not in good faith have commenced to curl or remedy such failure within such twenty (20) day period and thereafter diligently proceed therewith to completion, (unless the act or omission of the Tenant or occurrence involves a hazardous or emergency condition which shall be cured by the Tenant forthwith upon the Landlord's demand) or
                         (iii) the leasehold interest or property of the Tenant be levied upon under execution or be attached by process of law, or (iv) the Tenant fails to take possession of the Premises within fifteen (15) consecutive days after the commencement of the term hereof, or (v) the Tenant discontinues the conduct of its business in the Premises, or (vi) the Tenant makes an assignment for the benefit of creditors, or a receiver be appointed for any property of the Tenant, or at any time prior to or during the term of this Lease any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy law shall be filed by or against the Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Tenant insolvent or unable to pay the Tenant's debts, and in the case of any involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) consecutive days from the date it is filed.

                    (b) In the event of any default of the Tenant hereunder, and at any time thereafter, (i) if the term of this Lease shall not have commenced, the Landlord may cancel and terminate this Lease by notice to the Tenant, or (ii) if the term of this Lease shall have commenced, the Landlord may serve upon the Tenant a notice that this Lease and the term hereof will terminate an a date to be specified therein, (which shall not be less than five (5) consecutive days after the date such notice is given), and upon the date so specified by the Landlord in such notice, this Lease and the then unexpired term hereof shall terminate and come to an end as fully and completely as if the date specified in the Landlord's notice was the day herein definitely fixed for the end and expiration of this Lease and the term hereof, and the Tenant shall then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter set forth; provided, however, that if the Tenant shall fail to make timely payment of rent, and such failure shall continue for two (2) consecutive months, or if the Tenant shall fail to perform a covenant of this Lease, including the timely payment of rent, two
                         (2) or more tines in any period of six (6) months then, notwithstanding that each act or omission shall have been cured within the period after the giving of notices as herein provided, any further similar act or omission shall be deemed' to be deliberate and the Landlord thereafter may serve the aforesaid notice of termination without affording to the Tenant a further opportunity to cure.

                    (c) Upon termination of this Lease by the Landlord as hereinabove provided; or if the Premises became vacated or deserted, the Landlord may, without notice, terminate all services and reenter the Premises either by force or otherwise, and by summary proceedings or otherwise, dispossess the Tenant and the legal representatives of the Tenant or any other occupant of the Premises, and remove their effects without being deemed in any manner guilty of trespass, eviction or forcible detainer, and hold the Premises as if this Lease had not been made.

                    (d) In the event of any default by Tenant as provided in this Paragraph, Landlord shall have the right, without notice or demand to Tenant (Tenant hereby irrevocably waiving all notices and demands, statutory or otherwise, including without limitation, any notice otherwise required in connection with any forcible entry and detainer action), to terminate this Lease, and Tenant's right to possession of the Premises without terminating this Lease, in which event Landlord shall be entitled to receive from Tenant:

                         (1) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                         (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                         (3) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                         (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                         (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                         As used in subparagraphs (1) and (2) above, "worth at the time of award" shall be the then highest lawful rate, but in no event to exceed one percent (1%) per annum, plus the rate established by the Federal Reserve Bank of Chicago on advances made to member banks under Sections 13 and 13a of the Federal Reserve Act ('discount rate') prevailing on the date of execution of this Lease by Landlord. As used in paragraph (3) above, "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Chicago at the time of award, plus one percent (1%).

                    (e) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord upon demand any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term, however, terminated, shall be presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

                    (f) The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in enforcing ca carrying out the' Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiations or transactions in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned, plus interest from the date of payment at the annual rate of one and one-half percent (1.5%) above the prime interest rate established, from time to time, by the largest commercial bank in the State in which the Building is located, which amount shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand (but in no event, at a rate which is more than the highest rate which is at the time lawful in the State where the Building is located).

                    (g) The Tenant hereby expressly reserves the right to receive notice of the service of notice of intention to reenter or to institute legal proceedings to that end and any and all rights of redemption granted by or under any present or future laws in the event of the Tenant being evicted or dispossessed for any cause, or in the event of the Landlord obtaining possession of the Premises by reason of the violation by the Tenant of any of the covenants and conditions of this Lease or otherwise. The words "reenter", "enter" and "reentry" as used in this Lease are not restricted to their technical legal meaning.

                    (h) In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord may have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude the Landlord from pursuing any other remedy in law or in equity.

                    (i) The delivery of keys to any agent or employee of the Landlord shall not be considered as a termination of this Lease or a surrender of the Premises.

                    (j) The Landlord and the Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other an any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the Premises, or any emergency statutory remedy. The Tenant further agrees that is shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based on nonpayment of rent or any other payment required of the Tenant hereunder.

Mechanics'     16.  The Tenant shall not permit any mechanics, or
Liens               mechanic's liens to be filed against the fee of the
                    real property on which the Building is located nor against the Tenant's leasehold interest in the Premises. The Landlord shall have the right, at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, the Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by the Landlord, with interest from the date of payment at the annual rate of one and one-half percent (1.5%) above the prime interest rate established, from time to time, by the largest commercial bank in the State in which the Building is located, shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand.

Eminent Domain 17.  (a)  In the event that the whole or any part of the
                         Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, at the Landlord's option, this Lease and the term hereby granted shall forthwith cease and terminate on the date of the taking of possession by the condemning authority and the Landlord shall be entitled to receive the entire award without any payment to the Tenant, the Tenant hereby assigning to the Landlord the Tenant's interest in the award, if any, and the rent shall be apportioned as of such date.

                    (b) In the event that a part of the Building shall be so condemned or taken and if in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, or the Building should be demolished, the Landlord may terminate this Lease and the term and estate hereby granted without compensation to the Tenant by notifying the Tenant of such termination within sixty (60) days following the date of the taking of possession by the condemning authority, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the rent shall be apportioned as of such date.

Casualty       18.  In the event of damage or destruction of the Premises during the term by fire, the elements, or casualty, the Landlord shall forthwith repair the same, provided such repairs can be made, in the Landlord's opinion, within one hundred twenty (120) days, but such damage or destruction shall in nowise annul or void this lease, except that the Tenant shall be entitled to at proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent that the Premises, or part thereof, may be untenantable. If, in the Landlord's opinion, such repairs cannot be made within one hundred twenty (120) days the Landlord may, at its option to be exercised within thirty (30) days from the date of such damage or destruction, make the same as soon as possible thereafter, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this Paragraph provided. In the event that the Landlord does not so elect to make such repairs which cannot be made within said one hundred twenty (120) day period, this Lease may be terminated at the option of either party. In the event that the Building be damaged, this Lease shall continue in full force and effect, but the Landlord shall forthwith repair such damage; except that if the Building is severely damaged or destroyed, as determined by the Landlord, the Landlord, at its option to be exercised within thirty (30) days from the date of such damage or destruction, may terminate this Lease. The Tenant shall be entitled to a proportionate reduction of rent only if the Premises are untenantable as aforesaid and no such rent reduction shall be allowed by reason of inconvenience, annoyance or injury to the Tenant's business because of such damage or destruction, or the necessity of repairing any Portion of the Building, or the making of such repairs, and the Landlord shall not be liable to the Tenant because of such inconvenience, annoyance or injury.

Waiver of      19.  Each party hereto waives all claims for recovery from
Subrogation         the other party for any loss or damage to any of its
                    property insured under valid and collectible insurance policies covering loss by fire or any of the peril's insured under the standard extended coverage rider.

Increase or    20.  (a)  The operating expense base cost contained within
Decrease of              annual rent described in Paragraph 1 (and in any
                         extension or renewal provision) shall be increased or decreased annually, as the case may be, for each Comparison Year, by not more than 5% capped excluding those uncontrollable Landlord expenses of taxes, insurance and utilities. In the event the Building is not fully assessed for tax purposes for the Base Year or a Comparison Year because for tax purposes it is not considered fully completed, the Real Estate Taxes for the Base Year or Comparison Year, as the case may be, shall be adjusted by the Landlord to such figure as the Landlord in its reasonable discretion determines would reflect the Real Estate Taxes as if the Building were fully completed and fully assessed for tax purposes.

                    (b)  For the purpose of this Paragraph 20:

                         (1)  The term "Base Year" means calendar year 1994

                         (2)  The term "Comparison Year" means each
                              calendar year during the tern of this Lease subsequent to the Base Year of 1994.

                         (3) The term "Real Estate Taxes" means all taxes and assess-ments, special or otherwise, levied upon or with respect to the Building and the land upon which it is located, or either of them, imposed by Federal, State or local governments, (but shall not include income, franchise, capital stock, estate or inheritance taxes unless the Landlord equitably determines that such taxes are in lieu of Real Estate Taxes), and use or occupancy taxes, and excise and other taxes (other than general income taxes) on rent and other income from the Building, (computed, in case of a graduated tax, as if the Landlord's income from the Building were the Landlord's sole taxable income), and any substitutions for Real Estate Taxes, and amounts in the year paid, for fees for consultants and attorneys and all other costs incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in any Real Estate Taxes, regardless of whether any reduction or limitation is obtained. The term Real Estate Taxes for the Base Year or for any Comparison Year means Real Estate Taxes paid or falling due during the Base Year or such Comparison Year. In the case of special taxes and assess-ments payable in installments only the amount of each installment due and payable during a calendar year shall be included in Real Estate Taxes for that year.
                         (4) The term "Operating Expenses" with respect to the Base Year or a Comparison Year means those expenses incurred during such year in respect of the operation and maintenance of the Building in accordance with accepted principles of sound management and accounting practices are applied to the ownership, management, operation, maintenance and repair of first class office buildings, including premiums for insurance carried by the Landlord and personal property taxes in connection with property used in the maintenance and operation of the Building, plus those additional expenses which the Landlord reasonably determines it would have so incurred during such year had the Building been 100% occupied. If the Landlord shall eliminate the payment of any wages or other labor costs, costs of supplies, costs of subcontractor services, or other management costs, as a result of the installation of labor saving devices, (whether or not categorized as capital improvements) or by any other means, or if the Landlord shall, through installation during the term of energy saving devices, (whether or not categorized as capital improvements) affect savings in energy or other utility costs, then in computing Operating Expenses the corres-ponding item or items of such wages or other costs saved, or the utility cost saving differential, shall be deducted from Base Year Operating Expenses. The cost of these devices, plus interest at the annual rate of one-half percent (1.5%) above the prime interest rate established, from time to tine, by the largest commercial bank in the state in which the Building is located, may be amortized over a reasonable period of time as determined by the Landlord in accordance with accepted principals of sound management and accounting practices, and included as an item of Operating Expenses; provided, that such amortized cost plus interest in any comparison Year shall not exceed in that Comparison Year the savings generated by the device. Operating Expenses shall not include expenses for repairs or other work occasioned by fire or other insured casualty; expenses incurred in leasing or procuring new tenants such as lease commissions, advertising expenses and expenses of renovating space for new tenants; legal expenses in enforcing the terms of any lease; interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases: wages, salaries or other compensation paid to any executive employees above the grade of Building Manager; wages, salaries or other compensations paid for clerks or attendants in concessions or newsstands operated if the Landlord, and expenses in connection with maintaining and operating any garage separately operated by the Landlord.

                    (c) If by reason of complaint against valuation, protest of tax rates, or otherwise, Real Estate Taxes for the Base Year or any Comparison Year are affected in such a way as would result in a rent increase or decrease hereunder, the Real Estate Taxes for Use affected Base Year or Comparison Year shall be recalculated accordingly and the resulting increase or decrease in rent, less the expenses incurred in effecting any such reduction, shall be paid simultaneously with or applied as a credit against the rent next becoming due. Any personal property taxes or any increase in Real Estate Taxes by reason of capital improvements, nonstandard or special installa-tions, alterations or fixtures made to the Premises by or for the benefit of the Tenant shall be paid for by the Tenant.

                    (d) If the term of this lease shall terminate on a date other than a December 31st, the annual rent described in Paragraph 1 (and in any extension or renewal provision) as previously adjusted by this Paragraph 20, shall to increased or decreased, as the case may be, for the period commencing on the January 1st following the last full calendar year of the term and continuing to the end of the term of this Lease, at the same rate as the rent for the Comparison Year immediately prior to such period is increased or decreased by reason of this Paragraph 20, and the adjustment for such period shall be made within twenty (20) days after the Landlord shall render its statement for the last monthly installment of the annual rent payable under this Lease, or if that is not reasonably feasible as soon thereafter as is reasonably feasible, and this obligation shall survive the expiration or earlier termination of this Lease.

                    (e) Statements of the amount of the Tenant's pro rata share of increase or decrease in Real Estate Taxes and Operating Expenses shall be rendered by the Landlord to the Tenant as soon as reasonably feasible after the first Comparison Year and each ensuing Comparison Year thereafter, except as otherwise provided in subparagraph (d) hereof with respect to any fractional period at the end of this Lease and except as hereinafter provided. Delay in computation of the increase or decrease in Real Estate Taxes and Operating Expenses shall not be deemed a default hereunder or a waiver of Landlord's right to collect the increase or decrease in Real Estate Taxes and Operating Expenses. On the first day for the payment of rent under this Lease following the, furnishing of a statement for a Comparison Year (1) the Tenant, in the event of an increase, shall pay the Landlord a shall equal to one-twelfth (1/12) of the Tenant's share of such increase multiplied by the number of months then elapsed commencing with January 1st of the preceding calendar year and, in advance, one-twelfth (1/12) of such share in respect of the then current month; and correspondingly, in the case of a decrease, the Tenant shall be entitled to a credit against the rent next becoming due of a sum equal to one-twelfth (1/12) of the Tenant's share of such decrease multiplied by the number of months then elapsed commencing January 1st of the preceding calendar year, and (2) thereafter, until the next Comparison Year statement shall be rendered, the monthly installments of rent payable under this Lease shall be increased or decreased, as the case may be, by an amount equal to one-twelfth (1/12) of the Tenant's share of such increase or decrease. The Landlord may, in its discretion, make a reasonable estimate of the Tenant's share of anticipated increases in Real Estate Taxes and Operating Expenses in the first Comparison Year and require the Tenant to pay each month during the first Comparison Year one-twelfth (1/12) of such estimated amount at the time of payment of monthly installments of rent, subject to adjustment as hereinabove provided. Any payment, refund, or credit shall be made without prejudice to any right of the Tenant to dispute or of the Landlord to correct any item oar items in such statements pursuant to subparagraph (f) hereof Notwithstanding anything to the contrary hereinabove provided, the monthly rent shall never be decreased by operation of this Paragraph 20 below the monthly annual rent described in Paragraph 1 (or in any extension or renewal provision).

                    (f) If the Tenant shall dispute in writing any specific item or items included by the Landlord in determining Operating Expenses or the additional expenses which would have been incurred had the Building been 100% occupied or the amount of any Real Estate Taxes, and such dispute is not amicably settled between the Landlord and the Tenant within thirty (30) days after statements therefor have been rendered, either party may during the thirty (30) days next following the expiration of the first mentioned thirty (30) days refer such disputed items or items to an independent certified public accountant selected by the Landlord, for decision, and the decision of such accountant shall be final, conclusive and binding upon the Landlord and the Tenant. In no event shall Tenant be entitled to withhold, deduct or offset any monetary obligation of Tenant to Landlord under the Lease pending the completion of and regardless of the results of any review of records under this Paragraph. The right of Tenant under this Paragraph may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Paragraph for a particular Landlord's Statement shall be deemed waived. Any adjustment required by such decision shall be made within thirty (30) days after such decision has been rendered. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by said accountant or, if more than one item is disputed, the expenses shall be apportioned according to the number of items decided against each party. If the Tenant shall not so dispute any item or items of any such statement within sixty (60) days after such statement has been rendered, the Tenant shall be deemed to have approved such statement. The Landlord shall have the right, for a period of twenty-four (24) months after the rendering of any statements, (or for a longer period, if reasonably required in order to ascertain the facts as to any change in Real Estate Taxes or in any operating Expenses), to send corrected statements to the Tenant, and any rent adjustments requited thereby shall be made within thirty (30) days thereafter. This provision shall survive the expiration or earlier termination of the term of this Lease.

                    (g) The Landlord shall keep and make available to the Tenant at the business office of the Landlord where such records are stored, for a period of sixty (60) days after statements are rendered as provided in this Paragraph 20, records in reasonable detail of the payment of Real Estate Taxes and operating Expenses for the period covered by such statement or statements and shall permit the Tenant's CPA consultant to examine and audit such of its records as may be reasonably be required to verify such statements, at reasonable times during business hours.

Condition of   21.  No later than February 1, 1994 the Landlord shall make
Premises            available to the Tenant the leased premises for the
                    purpose of the Tenant's construction of Tenant's fit-up. The Tenant's taking possession shall be conclusive evidence as against the Tenant that the Premises were in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel or improve the Premises or the Building and no representations respecting the condition of the Premises, or the Building have been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof. Tenant shall accept the space in an "as is" condition.

                    If for any reason Landlord delays said date of February 1,1994, causing Tenant's inability to complete fit-up by the lease commencement date, Landlord shall then agree to offset rent proportionally until fit-up is substantially completed.

                    At the termination of this Lease, by lapse of time or otherwise, the Tenant shall return the Premises including .the improvements made prior to initial occupancy in as good condition as when the lease commenced, ordinary wear and loss by fire or other casualty insured under valid and collectible fire and standard extended coverage insurance policies excepted, failing which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost thereof and this obligation shall survive the expiration or earlier termination of this Lease.

Save Harmless  22.  The Tenant agrees to indemnify and save harmless the
                    Landlord and the Landlord's management contractor against an from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the Tenant's use or occupancy of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant, in or about the Premises, (or any parking lot or structure, if applicable) and will further indemnify and save the Landlord and the Landlord's management contractor harmless against and from any and all claims arising from any breach or default on the Tenant's part in the performance or observance of any covenant or agreement on the Tenant's part to be performed or observed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant; or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and will further indemnify and save the Landlord and Landlord's management contractor harmless against and from any and all environmental damages which arise from: (1) the Handling of any Tenant's Hazardous Materials, as defined in this Lease, or (ii) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean: (a) all claims, judgments, damages, penalties, fines, costs liabilities and losses (including, without limitation, diminution in the value of the Premises or any portion of the Building, and from any adverse impact of Landlord's marketing of space); (b) all reasonable sums paid for claims, attorneys' fees, consultants fees and experts' fees; and (a) all costs incurred by Landlord in connection with investigation or resediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by the Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion thereof the Building, or otherwise required under this Lease. To the extent that Landlord is strictly liable under any Environmental Laws, Tenant's obligations to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnity. Tenant's obligations and liabilities pursuant to this Paragraph shall survive the expiration or earlier termination of this Lease and in case any action or proceeding be brought against the Landlord or the Landlord's management contractor by reason of any such claim, the Tenant upon notice from the Landlord covenants to resist or defend at the Tenant's expense such action or proceeding by counsel reasonably satisfactory to the Landlord. The Tenant, as a material part of the consideration to the Landlord, hereby ass all risk of damage to property in, upon or about the Premises and Building (and any motor vehicles, if applicable) from any source and to whomever belonging, and the Tenant hereby waives all claims in respect thereof against the Landlord and the Landlord's management contractor and agrees to defend and save the Landlord and the Landlord's management contractor harmless from and against any such claims by others.

Possession     23.  In the event of the failure of the Landlord to deliver possession of the Premises at the time of the commencement of the term of this lease, neither the Landlord nor its contractors, subcontractors, employees, agents or management contractor shall be liable for any damage caused thereby, nor shall this Lease thereby became void or voidable, nor shall the tern herein specified be in any way extended, but in such event the term shall begin when the Landlord does deliver possession of the Premises and the Tenant shall not be liable for any rent until the time that the Landlord delivers such possession.

Quiet          24.  The Landlord covenants and agrees that the Tenant on
Enjoyment           paying the rent, including additional rent, and
                    performing and observing the covenants on the Tenant's part to be performed and observed hereunder, shall and may peaceably and quietly hold and enjoy these Premises for the term of this Lease, subject to the provisions of this Lease.

Miscellaneous  25.  (a)  No receipt of money by the Landlord from the
                         Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final Judgment for possession of the Premises shall renew, reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

                    (b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in a written waiver and then only for the time and to the extend therein stated. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision and the invalid or unenforceable provision shall be deemed restated to comply with local law.

                    (c) The word "Tenant" wherever used in this Lease shall be construed to mean Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

                    (d) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Landlord.

                    (e) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors, and assigns in the event this Lease has been assigned with the written consent of the Landlord.

                    (f) The headings of Paragraphs are for convenience only and do not limit or construe the contents of the Paragraphs.

                    (g) Submission of this instrument for examination does not Constitute a reservation of or option for the Premises. The instrument becomes effective as a lease upon execution and delivery by both the Landlord and the Tenant.

                    (h) All amounts (other than annual rent and escalation payments) owed by the Tenant to the Landlord hereunder shall be paid within ten (10) days from the date the Landlord renders statements of account therefor, but in no event shall rent payment be due prior than the date provided for in
                         Section 1, and all such amounts as well as rents and escalation payments shall bear interest from their respective due date until paid at the annual rate of one and one-half percent (1.5%) above the prime interest rate established, from time to time, by the largest commercial bank in the state in which the Building is located. All such amounts other than annual rent shall be deemed additional rent or rents.

                    (i) The Tenant may occupy the Premises prior to the commencement of the term of this Lease with the Landlord's written consent, and in such case all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the Premises, and the Tenant shall pay rent for the period prior to the stated commencement of the tern at the rate per month set forth herein.

                    (j) Where access to a Building vending room through the Premises the Tenant will permit the company licensed by the Landlord to operate vending machines in such vending room and its agents or employees to have access to such vending room during the Tenant's normal business hours.

                    (k) No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

                         (1) All rights and remedies of Landlord under this
                             Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

                    (m) Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

                    (n) Time is of the essence of this Lease and each of its provisions.

Restrictions   26.  (a)  Tenant shall not use the Premises, or permit the
on Use                   Premises to be used, in any manner which: (i)
                         violates any law, ordinance, regulation or directive of any governmental authority having jurisdiction, including, without limitation, any certificate of occupancy., or any covenant, condition or restriction affecting the Building or the Premises; (ii) causes or is reasonably likely to cause damage to the Building or the Premises;
                         (iii) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy; (iv) constitutes or: is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or interferes with the use and occupancy of any portion of the Building for other tenants or occupants; (v) impairs or is reasonably likely to impair the property maintenance, operation or repair of the Building or its equipment, facilities or systems; (vi) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (vii) violates the Rules and Regulations described in Rider A.

                    (b) In addition to any other amounts payable by Tenant to Landlord hereunder, Tenant shall pay to Landlord, as and when billed by Tenant and as additional rent, Tenant's pro rata share of the cost of improvements, capital expenditures, repairs or replacements to the Building, or any equipment or machinery used in connection with the Building, if any such item is required under governmental laws, regulations, ordinances, or interpretations thereof, which were not applicable to the Building at the time the Building was constructed; provided, however, that any such costs which are properly charged to a capital account shall not be payable in a single year, but shall instead be amortized over their useful lives, as determined by the Landlord in accordance with generally accepted accounting principles, and only the annual amortization amount (prorated based on the number of days of the Lease term in the calendar year) shall be payable by the Tenant with respect to any calendar year.

Security       27.  The Tenant has deposited with the Landlord the sum of
                    $30,411.94 as security for the faithful performance and observance by the Tenant of the terms, provisions and conditions of this Lease to be applied to Tenant's 12th month rent. In the event the Tenant defaults in respect of any of the terms, provisions and conditions of this Lease including, but not limited to, the payment of rent and additional rent, the Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which the Tenant is in default or for any sum which the Landlord may expend or nay be required to expend by reason of the Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by the Landlord.
                    In the event that the Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this, Lease, the security shall be returned to the Tenant after the date fixed as the end of this Lease and after delivery of possession of the entire Premises to the Landlord. In the event of a sale of the Building or leasing of the Building, the Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall thereupon be released by the Tenant from all liability for the return of such security; and the Tenant agrees to look solely to the new Landlord for the return of said security; and is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. The Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither the Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Hazardous      28.  (a)  No Hazardous Materials, as defined herein, shall
Materials                be Handled, as also defined herein, upon, about,
                         above or beneath the Premises or any portion of the Building by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents or invitee. Any such Hazardous
                         Materials so Handled shall be known as Tenant's
                         Hazardous Materials. Notwithstanding the foregoing, normal quantities of those Hazardous
                         Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be used and stored at the Building without Landlord's prior written consent, but only in compliance with all applicable Environmental
                         Laws, as defined herein.

                    (b) Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any federal, state or local government agency or political subdivision, or necessary for Landlord to make full economic use of the Building or any portion of the Building, which requirements or necessity arises from the Handling of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Building or any portion of the Building, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Building or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Paragraph, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building.

                    (c) "Environmental Laws" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any federal, state or local governmental authority regulating, relating to or imposing liability or standards of conduct concerning public health and safety or the environment.

                    (d) "Hazardous Materials" means (i) any material or substance: (i.a) which is defined or becomes defined as "hazardous substance," "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental laws; (i.b) containing petroleum, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure; (i.c) containing polychlorinatedbiphenyls ("PCBs");
                         (i.d) containing asbestos, (i.e) which is radioactive; or (ii) any other pollutant or contaminant or hazardous, toxic, flammable or dangerous chemical, waste, material or substance, as all such terms are used in their broadest sense, and defined, regulated or become regulated by Environmental Laws, or which cause a nuisance upon or waste to the Premises or any portion of the Building.

                    (e) "Handle," "Handled," or "Handling," shall mean any installation, handling, generation, storage, treatment, waste disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

Insurance      29.  Tenant shall purchase and maintain insurance during the entire term for the benefit of Tenant and Landlord (as their interest may appear) with terms, coverage and in companies satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverage in the following amounts:

                    (i) Comprehensive General Liability Insurance naming Tenant, Landlord, Landlord's beneficiary and Landlord's management agent covering any liability for bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, for limits of liability not less than:

                         Bodily Injury Liability   $1,000,000 each occurrence
                                                   $3,000,000 annual aggregate

                         Personal Injury Liability $3,000,000 each occurrence
                                                   $3,000,000 annual aggregate

                         Property Damage Liability $1,000,000 each occurrence
                                                   $3,000,000 annual aggregate

                    (ii) Physical Damage Insurance covering all office
                         furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value of the covered items and in amounts that meet any coinsurance clause of the policies of insurance.

                    Tenant shall, prior to the commencement of the term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or cancelled without at least ten (10) days prior written notice to Landlord and Tenant.

                    Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly, make any use of the Premises which nay thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage or may increase the cost of insurance or require additional insurance coverage. If by reason of the failure of Tenant to comply with the provisions of this Paragraph, any insurance coverage is jeopardized or insurance premiums are increased, Landlord shall have the option either to terminate this Lease or to require Tenant to make immediate payment of this increased insurance premium.

Limitation     30.  It is expressly understood and agreed by and between
on Liability        the parties hereto, anything herein to the contrary
                    notwithstanding, that each and all of the representations., covenants, undertakings and agreements herein made on the part of the Landlord, while in form purporting to be representations, covenants, undertakings and agreements of the Landlord, are, nevertheless, each and every one of them, made and intended not as personal representations, covenants, undertakings and agreements by the Landlord or for the purpose or with the intention of binding said Landlord personally, but are made and intended for the purpose of binding only Landlord's interest in the Premises to the terms of this Lease and for no other purpose whatsoever, and in the event of a default by Landlord, Tenant shall look solely to the interest of Landlord in the Premises. No duty shall rest upon Landlord to sequester the Premises or the rents, issues and profits arising therefrom, or the proceeds arising from the sale or other disposition thereof. No personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against Landlord on account of this Lease or on account of any representation, covenant, undertaking or agreement of the Landlord in this Lease contained, either expressed or implied, all such personal liability, if any, being expressly waived and released by the Tenant herein and to all persons claiming by, through or under said
                    Tenant. The foregoing limitation on Landlord's liability shall inure to and for the benefit of Landlord and its successors and assigns and their shareholders, officers, directors, partners, agents and employees.

Estoppel       31.  Tenant agrees, that, from time to time upon not less
Certificate         than ten (10) days prior request by Landlord, Tenant,
                    or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect
                    (or if there have been modifications, a description of such modifications and that the Lease as modified is in full force and effect); (ii) the dates to which rent and other charges have been paid; (iii) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail;
                    and (iv) such further matters as may be requested by Landlord, it being intended that any such statement may be relied upon by any mortgagees or prospective mortgagees thereof, or any prospective assignee of any mortgagees thereof, or any prospective and/or subsequent purchaser or transferee of all or at part of Landlord's interest in the land and/or Building.
                    Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event
                    Tenant fails so to do within ten (10) days after demand in writing, Tenant shall be considered in default under this Lease.

Brokerage      32.  Tenant represents and warrant unto Landlord that Tenant
Commission          has directly dealt with and only with Landlord's
                    management agent, The Galbreath Company, and The
                    Haymaker Company as Tenant broker in connection with this Lease, and agrees to indemnify and hold harmless
                    Landlord from and against any and all claims or demands, damages, liabilities and expenses of any type or nature whatsoever arising from and against any and all claims or demands, damages, liabilities and expenses of any type or nature whatsoever arising by reason of the Incorrectness or breach of the aforesaid representation and warranty. Landlord shall pay, and agrees to indemnify and hold harmless Tenant from and against any claim by, Landlord's management agent and the Tenant's Broker for its commission arising out of the execution and delivery of this Lease. Both the Tenant and Landlord indemnify each other should a claim arise.

Miscellaneous  33.  Landlord is providing Tenant with a $15.00 per square foot fit-up allowance ($429,345.00) to be used as a credit against the construction of the demised premises. Said construction allowance may be applied toward the cost of miscellaneous expenses to include workstations, telephone and computer wiring, etc. All such expenditures and or improvements shall remain the property of the Landlord. All remaining fit-up allowance following construction and Tenant's occupancy shall revert back to the Landlord. In no event shall any portion of the fit-up allowance be used for the purpose and or cost of Tenant's relocation.

Rider A, C and Exhibit A are attached hereto and made a part thereof.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:____________________________    Witness:___________________________


Title:________________________

SCT PUBLIC SECTOR, INC.

By:___________________________     Witness:___________________________

Title:________________________


                                  RIDER A

                       Attached to and made part of
                                Lease Dated
                               made between

                International Business Machines Corporation
                                    and

                                    SCT


Rules and Regulation

1. The sidewalks, halls, passages, elevators and stairways shall not to obstructed by the Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety; character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. The Tenant and its employees shall not go upon the roof of the Building without the written consent of the Landlord.

2. The sashes, sash doors, windows, glass lights and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever, shall be thrown therein, and the expense of any, breakage, stoppage, or damage, resulting from the violation of this rule, shall be borne by the Tenant who, or whose clerk, agents, servants, or visitors, shall have caused it.

3. If the Landlord, by a notice in writing to the Tenant, shall object to any curtain, blind, shade or screen attached to, hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by the Tenant. No awnings shall be permitted on any part of the Premises.

4. No safes or other objects heavier than the lift capacity of the freight elevators of the Building shall be brought into or installed in the Premises. The Tenant shall not place a load upon any floor of the Premises which exceed the load pen square foot which such floor was designed to carry and which is allowed by law. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice, to the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to the Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by the Landlord.

5. The Tenant shall not use, keep, or permit to be used or kept in the Premises any foul or noxious gas or substance, or permit or suffer the Premises to be occupied or used in a manner offensive or Objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or permit or suffer the Premises to be occupied or used in a manner that, in the sole judgment of the Landlord diminishes or threatens to diminish the quality or reputation of the Building as a first class office structure or is not in keeping with the reputation, integrity or standards of the Landlord, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds (except Seeing Eye dog,) be kept in or about the Building. The Tenant shall not place of install any antennae or aerials or similar devices outside of or in the Premises.

6. The Tenant shall not use or keep in the Building any inflammables including, but not limited to kerosene, gasoline, naphtha and benzine, (except cleaning fluids in small quantities and when in containers approved by the Board of underwriters), or explosives or any other articles of intrinsically dangerous nature, or use any method of heating other than that supplied by the Landlord.

7. If the Tenant desires telephone or telegraph connections, the Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without specific directions from the Landlord.

8. The Tenant, upon the termination of the tenancy, shall deliver to the Landlord all the keys of offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay the Landlord therefor.

9. The Tenant shall not put down any floor covering in the Premises without the Landlord's prior approval of the manner and method of applying such floor covering.

10. On Saturdays, Sundays and holidays recognized by the Landlord and on other day, between the hours of 6:00 p.m. and 8:00 a.m., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the watchman of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom the Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the Landlord and protection of property in the Building.

11. The Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage including, without limitation, keeping doors locked and windows and other means of entry to the Premises closed.

12. The Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of the Landlord. If the Landlord shall give its consent, the Tenant shall in each case furnish the Landlord with a key for any such lock.

13. Without the Landlord's prior written consent, the Tenant shall not use the name of the Building (whether or not the Building is named or commonly known as "The IBM Building" or the like) in its advertising or other publicity or on its stationery or other correspondence or otherwise and shall not use pictures of the Building in advertising or publicity or otherwise.

14. The Tenant shall not make any room to room canvass to solicit business from other tenants In the Building; and shall not exhibit, sell or offer to sell, use, rent or exchange in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

15. The Tenant shall not waste electricity, water, or air conditioning and agrees to cooperate fully with the Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by the Landlord's authorized Building personnel) of any controls other than room thermostats installed for the Tenant's use. The Tenant shall keep corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are operable may be opened with the Landlord's consent.

16. The Tenant shall not do any cooking in the Premises or engage any coffee cart or vending services.

17. Prior to removing furniture, equipment, or other items from the Building, the Tenant must submit a written list of such items and obtain approval thereof from the Office of the Building.

                                  RIDER C

                       Attached to and made part of
                             Lease Dated _____
                               made between

                International Business Machines Corporation
                                    and

                                    SCT


Gentlemen:

You (hereinafter called "Tenant") and we (hereinafter called "Landlord") are executing simultaneously with this letter agreement, a written Lease covering the space referred to above, as more particularly described in said Lease (and hereinafter called the "Premises").

In consideration of the parties entering into the Lease and of the mutual covenants hereinafter contained Landlord and Tenant agree as follows:

1. Tenant shall furnish its drawings and specifications to Landlord for approval on or before October 30,1993, in sufficient detail so that Landlord's architects and engineers can prepare the final drawings and specifications at Tenant's expense. Tenant's drawings and specifications shall be made subject to Landlord's approval, which Landlord covenants it will not unreasonably withhold.

     If Tenant shall desire work of a special nature to be performed in the Premises by, Landlord or by Tenant, Tenant shall cause drawings and specifications for such work to be drawn at Tenant's sole expense by arranging therefor with the Landlord's architects and/or engineers. All such drawings for special work shall be made subject to Landlord's written approval which Landlord covenants it will not unreasonably withhold.

2. Landlord agrees, at its sole expense and without charge to Tenant, to supply and install in the Premises, the following building standard items:

     All ADA improvements necessary to meet the guidelines established by the Federal Government. The above work to be completed at Landlord's cost.

     If, due to Tenant's requirements of special work or materials finishes or installations other than Landlord's standard, Landlord incurs additional costs in connection with the installation of the building standard items which it has herein agreed to be installed, then Tenant agrees to reimburse Landlord for the additional costs promptly upon being billed therefor and the additional costs shall be due and payable as additional rent under the Lease.

3. If Landlord should agree to perform, at Tenant's request, and upon submission by Tenant of necessary drawings and specifications, any special work other than that specified in Paragraph 2 hereof, such work shall be performed by Landlord, at Tenant's sole expense, as a Tenant's extra. Prior to commencing any such work requested by Tenant, Landlord will submit to Tenant written estimates of the cost of any such work. If Tenant shall fail to approve any such estimate within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed with such work. Tenant agrees to pay to Landlord, promptly upon being billed therefor, the cost of all such work which shall be due and payable as additional rent under the Lease.

4 It is agreed that, notwithstanding the date provided in the Lease for the commencement thereof, Tenant's obligation for the payment of rent thereunder shall commence April 1,1994.

     Landlord, shall permit Tenant and its agents, at times approved in advance by Landlord, to enter the Premises prior to the date specified for the commencement of payment of rent under the Lease, in order that Tenant may perform through its own subcontractors such work and decorations as Tenant may desire at the same time that Tenant's contractors are working in the space. The foregoing license to enter prior to the commencement of the term, however, is conditioned upon Tenant's contractors, workmen and employees working in harmony and not interfering with the workmen, employees and contractors of Landlord or any other tenant. If at any time such entry or work shall cause disharmony or interference, this license may be withdrawn by Landlord. Paragraph 4 of the Lease shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease except to the covenant to pay rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's decorations, Fixtures, or installations so made prior to the commencement of the term of the Lease, the same being solely at Tenant's risk.

If the foregoing correctly sets forth our agreement, kindly sign this Workletter.


ACCEPTED:
SCT                                      INTERNATIONAL BUSINESS MACHINES
                                         CORPORATION


By:________________________________      By:_______________________________


___________________________________      __________________________________
Title                                    Title


Date:______________________________      Date:_____________________________